UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) September 1, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



             STATE OF DELAWARE                  1-143           38-0572515
             -----------------                  -----           ----------
         (State or other jurisdiction of     (Commission     (I.R.S. Employer
         Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                  48265-3000
      -----------------------------------------                  ----------
      (Address of Principal Executive Offices)                   (Zip Code)




        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On September 1, 2005, General Motors Corporation (GM) issued a news release announcing August 2005 sales. The release is as follows:


GM Reports 355,180 Deliveries in August
H3 Drives Record HUMMER Sales
Strong Start for Chevy HHR and Impala
Pontiac Sales Up 7 Percent, Paced by Brisk G6 Deliveries


DETROIT - General Motors dealers in the United States sold 355,180 new cars and trucks in August, down 16 percent from the same month a year ago. Car sales in August declined 15 percent and truck sales were off 17 percent.

GM's August sales performance was in line with expectations following exceptionally strong sales in June and July, spurred by the highly successful GM Employee Discount for Everyone program.

"We knew August was going to be a tough month given extremely tight inventories," said Mark LaNeve, GM North America vice president, Vehicle Sales, Service and Marketing. "However, even with August sales, it's been a great summer for us, our dealers and, most importantly, our customers, who got a great deal with the GM Employee Discount Program, which hit home because of its simplicity and clarity."

GM's new models continued to deliver solid sales results in August, accompanied by favorable reviews in the press and positive reactions from consumers. For example, as Chevrolet concludes its introduction of 10 new vehicles in just 20 months, HHR and Impala are experiencing some of the fastest turn rates among GM's product portfolio, each at over 40 percent, despite low inventories (turn rates are the percentage of vehicles sold of those that are available). Chevrolet HHR deliveries surpassed the 5,000-unit mark in just its second month of sales and with the vehicle in short supply. Chevrolet's high volume car, the new Impala, is off to a strong start with more than 14,500 sales of the 2006 model in August.

The HUMMER H3 is another example of increasing consumer acceptance of GM's new vehicles. H3 sales have improved every month since its May launch, resulting in a 155 percent sales improvement for HUMMER in August and a 76 percent increase for the calendar year-to-date. Automotive reviewers in North America and Europe, where it was introduced in July, have praised H3's fidelity to its HUMMER heritage, with attractive fuel economy, enhanced maneuverability and a base price of only $29,500.

Pontiac sales were up 7 percent, driven by brisk sales of the G6 and the first deliveries of the coupe. Saturn sales rose 11 percent, led by over 6,800 deliveries of the new 2006 Vue. Cadillac delivered 19,262 vehicles in August, with calendar year-to-date sales up 11 percent.

The employee discount program was very effective in reducing GM's inventory levels. Inventory going into September is about 764,000 units, down 407,000 units compared to last year. Only 359,000 units in inventory are 2005 models.

Certified Used Vehicles

August sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Used Cars from Saturn and Saab Certified Pre-Owned Vehicles, established a new monthly sales record for the certified category with sales of 50,926 units, up 20 percent from last August. This marks the second consecutive month that GM has surpassed the 50,000 mark in monthly certified used sales. Total year-to-date certified GM sales are 360,944 units, up 4 percent from the same period last year.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, set a new monthly sales record for the certified pre-owned category with August sales of 43,718, units, exceeding its record-setting performance set in July. GM Certified sales were up 24 percent from the previous August. Year-to-date sales for GM Certified Used Vehicles are 306,353 units, up 5 percent.

Cadillac Certified Pre-Owned Vehicles posted 3,457 sales, up 14 percent over last August. Used Cars from Saturn sold 2,843 units, down 16 percent. Saab Certified Pre-Owned Vehicles sold 908 units, up 19 percent.

"August was another outstanding month of certified sales for GM, surpassing our industry record-setting performance in July," LaNeve said. "The industry's top-selling certified brand, GM Certified Used Vehicles continues to set the pace for the certified segment, with a new all-time monthly sales record for the category."

GM North America Reports August Production, 2005 Third-Quarter Production Forecast Revised and 2005 Fourth-Quarter Production Forecast Set

GM North America in August produced 491,000 vehicles (181,000 cars and 310,000 trucks), compared to 492,000 vehicles (189,000 cars and 303,000 trucks) produced in August 2004. Production totals include joint venture production of 27,000 vehicles in August 2005 and 24,000 vehicles in August 2004.

The region's 2005 third-quarter production forecast is revised to 1.13 million vehicles (418,000 cars and 712,000 trucks) from the previous estimate of 1.10 million vehicles (405,000 cars and 695,000 trucks). This is down 6.5 percent from third quarter 2004 actuals, when the region produced 1.209 million vehicles (463,000 cars and 746,000 trucks). Additionally, the region's initial 2005 fourth-quarter production forecast is 1.3 million vehicles (473,000 cars and 827,000 trucks), up 1.8 percent from fourth quarter 2004 actuals. This is the first time this year that quarterly production is forecast to increase compared to a year-ago, when the region produced 1.277 million vehicles.

GM also announced 2005 revised third-quarter and initial fourth-quarter production forecasts for its international regions:

GM Europe - GM Europe's 2005 third-quarter production forecast remains at 412,000 vehicles. In the third quarter of 2004, GM Europe built 411,000 vehicles. The region's initial 2005 fourth-quarter production forecast is 471,000 vehicles. In the fourth quarter of 2004, GM Europe built 442,000 vehicles.

GM Asia Pacific - GM Asia Pacific's revised 2005 third-quarter production estimate is 419,000 vehicles, down 11,000 units from last month's guidance. In the third quarter of 2004, GM Asia Pacific built 314,000 vehicles. In addition, the region's initial 2005 fourth-quarter production forecast is 447,000 vehicles. In the fourth quarter of 2004, the region built 386,000 vehicles.

GM Latin America, Africa and the Middle East - The region's revised 2005 third-quarter production estimate is 209,000 vehicles, up 2,000 units from last month's guidance. In the third quarter of 2004 the region built 185,000 vehicles. Also, the region's initial 2005 fourth-quarter production estimate is 197,000 vehicles. In the fourth quarter of 2004 the region built 200,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader since 1931. Founded in 1908, GM today employs about 317,000 people around the world. It has manufacturing operations in 32 countries and its vehicles are sold in 200 countries. In 2004, GM sold nearly 9 million cars and trucks globally, up 4 percent and the second-highest total in the company's history. GM's global headquarters are at the GM Renaissance Center in Detroit. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 August                  January - August
-------------------------------------------------------------------------------
 Curr S/D:   26                          % Chg
 Prev S/D:   25         2005      2004   per S/D      2005       2004    %Chg
-------------------------------------------------------------------------------
Vehicle Total          355,180   406,623  -16.0   3,237,577   3,161,507   2.4
-------------------------------------------------------------------------------
Car Total              150,900   170,634  -15.0   1,239,383   1,296,981  -4.4
-------------------------------------------------------------------------------
Truck Total            204,280   235,989  -16.8   1,998,194   1,864,526   7.2
-------------------------------------------------------------------------------
Light Truck Total      198,906   232,377  -17.7   1,955,262   1,832,919   6.7
-------------------------------------------------------------------------------
Light Vehicle Total    349,806   403,011  -16.5   3,194,645   3,129,900   2.1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   Market Division
   Vehicle Total                                    Calendar Year-to-Date
                                                      Calendar Year-to-Date
                                 August                  January - August
-------------------------------------------------------------------------------
                                          % Chg
                        2005      2004   per S/D      2005       2004    %Chg
-------------------------------------------------------------------------------
Buick                   23,094    28,840  -23.0     209,566     223,750  -6.3
Cadillac                19,262    19,771   -6.3     166,293     149,683  11.1
Chevrolet              200,393   243,414  -20.8   1,914,886   1,824,933   4.9
GMC                     38,349    50,581  -27.1     425,368     394,972   7.7
HUMMER                   6,367     2,404  154.7      31,211      17,736  76.0
Oldsmobile                  93       894  -90.0       1,634      26,049 -93.7
Other - Isuzu            1,251     1,209   -0.5       9,700       9,576   1.3
Pontiac                 43,483    39,067    7.0     299,669     335,311 -10.6
Saab                     2,726     2,925  -10.4      30,163      25,813  16.9
Saturn                  20,162    17,518   10.7     149,087     153,684  -3.0
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    142,131   160,233  -14.7   1,154,658   1,233,524  -6.4
-------------------------------------------------------------------------------
Light Truck            198,906   232,377  -17.7   1,955,262   1,832,919   6.7
-------------------------------------------------------------------------------

Twenty-Six selling days for the August period this year and twenty-five for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                    August 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                  August               January - August
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    26       25
-------------------------------------------------------------------------------
Century                    231     9,903  -97.8       6,140      57,391 -89.3
LaCrosse                 7,686         0  ***.*      66,127           0 ***.*
LeSabre                  8,126    11,276  -30.7      67,165      83,218 -19.3
Park Avenue                 50     1,139  -95.8       2,078      13,278 -84.4
Regal                       26       759  -96.7         565      11,967 -95.3
      Buick Total       16,119    23,077  -32.8     142,075     165,854 -14.3
-------------------------------------------------------------------------------
CTS                      3,610     4,365  -20.5      43,056      38,862  10.8
DeVille                  1,879     7,741  -76.7      36,865      46,501 -20.7
DTS                      4,202         0  ***.*       4,202           0 ***.*
Eldorado                     0         0  ***.*           0           7 ***.*
Seville                      2       242  -99.2         131       2,811 -95.3
STS                      2,818        47  ***.*      24,336          47 ***.*
XLR                        180       319  -45.7       2,875       2,478  16.0
     Cadillac Total     12,691    12,714   -4.0     111,465      90,706  22.9
-------------------------------------------------------------------------------
Aveo                     5,702     6,509  -15.8      47,497      32,093  48.0
Camaro                       0         0  ***.*           0         127 ***.*
Cavalier                   346    20,380  -98.4      18,138     144,250 -87.4
Classic                      4     6,525  ***.*      42,360      68,608 -38.3
Cobalt                  18,366         0  ***.*     148,831           0 ***.*
Corvette                 2,202     2,067    2.4      20,708      23,947 -13.5
Impala                  19,560    25,240  -25.5     160,579     188,676 -14.9
Malibu                  24,201    18,735   24.2     139,735     108,868  28.4
Monte Carlo              1,129     6,111  -82.2      22,018      38,547 -42.9
Prizm                        0         0  ***.*           0           5 ***.*
SSR                        470       435    3.9       6,254       6,449  -3.0
    Chevrolet Total     71,980    86,002  -19.5     606,120     611,570  -0.9
-------------------------------------------------------------------------------
Alero                       68       465  -85.9       1,199      18,547 -93.5
Aurora                       0         8  ***.*          18         187 -90.4
Intrigue                     0         0  ***.*           0          55 ***.*
    Oldsmobile Total        68       473  -86.2       1,217      18,789 -93.5
-------------------------------------------------------------------------------
Bonneville                 524     3,743  -86.5       8,716      22,496 -61.3
Firebird                     0         0  ***.*           0         109 ***.*
G6                      11,633         0  ***.*      75,165           0 ***.*
Grand Am                   360    13,608  -97.5      30,712     107,547 -71.4
Grand Prix              17,833     9,614   78.4      82,107      91,427 -10.2
GTO                        647       967  -35.7       8,419       5,551  51.7
Solstice                    83         0  ***.*          83           0 ***.*
Sunfire                  1,217     2,369  -50.6      22,529      24,629  -8.5
Vibe                     5,894     3,995   41.9      48,138      42,302  13.8
     Pontiac Total      38,191    34,296    7.1     275,869     294,061  -6.2
-------------------------------------------------------------------------------
9-2X                       207       226  -11.9       5,704         410 ***.*
9-3                      1,508     1,833  -20.9      18,403      18,989  -3.1
9-5                        705       866  -21.7       4,702       6,414 -26.7
       Saab Total        2,420     2,925  -20.4      28,809      25,813  11.6
-------------------------------------------------------------------------------
ION                      9,355    10,009  -10.1      68,860      74,020  -7.0
Saturn L Series             76     1,138  -93.6       4,968      16,168 -69.3
Saturn S Series              0         0  ***.*           0           0 ***.*
      Saturn Total       9,431    11,147  -18.6      73,828      90,188 -18.1
-------------------------------------------------------------------------------
        GM Total       150,900   170,634  -15.0   1,239,383   1,296,981  -4.4
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     142,131   160,233  -14.7   1,154,658   1,233,524  -6.4
-------------------------------------------------------------------------------
GM Import                8,769    10,401  -18.9      84,725      63,457  33.5
-------------------------------------------------------------------------------
        GM Total       150,900   170,634  -15.0   1,239,383   1,296,981  -4.4
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                    August 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                  August               January - August
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    26       25
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             16,119    23,077  -32.8     142,075     165,854 -14.3
Cadillac Total          12,691    12,714   -4.0     111,465      90,706  22.9
Chevrolet Total         66,278    79,493  -19.8     558,623     579,477  -3.6
Oldsmobile Total            68       473  -86.2       1,217      18,789 -93.5
Pontiac Total           37,544    33,329    8.3     267,450     288,510  -7.3
Saturn Total             9,431    11,147  -18.6      73,828      90,188 -18.1
     GM North America
       Total           142,131   160,233  -14.7   1,154,658   1,233,524  -6.4
===============================================================================
Chevrolet Total          5,702     6,509  -15.8      47,497      32,093  48.0
Pontiac Total              647       967  -35.7       8,419       5,551  51.7
Saab Total               2,420     2,925  -20.4      28,809      25,813  11.6
     GM Import Total     8,769    10,401  -18.9      84,725      63,457  33.5
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             23,094    28,840  -23.0     209,566     223,750  -6.3
Cadillac Total          19,262    19,771   -6.3     166,293     149,683  11.1
Chevrolet Total        200,393   243,414  -20.8   1,914,886   1,824,933   4.9
GMC Total               38,349    50,581  -27.1     425,368     394,972   7.7
HUMMER Total             6,367     2,404  154.7      31,211      17,736  76.0
Oldsmobile Total            93       894  -90.0       1,634      26,049 -93.7
Other-Isuzu Total        1,251     1,209   -0.5       9,700       9,576   1.3
Pontiac Total           43,483    39,067    7.0     299,669     335,311 -10.6
Saab Total               2,726     2,925  -10.4      30,163      25,813  16.9
Saturn Total            20,162    17,518   10.7     149,087     153,684  -3.0
     GM Total          355,180   406,623  -16.0   3,237,577   3,161,507   2.4
------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   August 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                  August               January - August
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    26       25
-------------------------------------------------------------------------------
Rainier                  1,311     2,114  -40.4      11,022      14,542 -24.2
Rendezvous               3,412     3,649  -10.1      42,623      43,354  -1.7
Terraza                  2,252         0  ***.*      13,846           0 ***.*
    Total Buick          6,975     5,763   16.4      67,491      57,896  16.6
-------------------------------------------------------------------------------
Escalade                 2,774     2,697   -1.1      21,861      23,629  -7.5
Escalade ESV               984     1,259  -24.8      10,074       9,583   5.1
Escalade EXT               637       717  -14.6       6,077       6,545  -7.2
SRX                      2,176     2,384  -12.2      16,816      19,220 -12.5
  Total Cadillac         6,571     7,057  -10.5      54,828      58,977  -7.0
-------------------------------------------------------------------------------
Astro                    1,045     1,429  -29.7      17,175      23,731 -27.6
C/K Suburban(Chevy)      6,866     9,209  -28.3      64,433      76,761 -16.1
Chevy C/T Series            21        20    1.0         178         261 -31.8
Chevy W Series             224       184   17.1       1,828       1,575  16.1
Colorado                 7,782     9,967  -24.9      99,282      72,700  36.6
Equinox                 10,014     8,590   12.1      98,570      38,881 153.5
Express Cutaway/G Cut    1,807     1,932  -10.1      12,717      12,941  -1.7
Express Panel/G Van      6,783     5,767   13.1      60,841      49,334  23.3
Express/G Sportvan         901     1,808  -52.1      15,174      12,926  17.4
HHR                      5,760         0  ***.*      10,174           0 ***.*
Kodiak 4/5 Series          821       684   15.4       7,160       5,296  35.2
Kodiak 6/7/8 Series        340       206   58.7       2,822       2,400  17.6
S/T Blazer                 155     1,279  -88.3       4,553      28,384 -84.0
S/T Pickup                   2       502  -99.6         144       9,266 -98.4
Tahoe                    9,944    15,051  -36.5     114,051     125,649  -9.2
Tracker                      8       994  -99.2         465      12,757 -96.4
TrailBlazer             22,251    25,932  -17.5     169,552     179,680  -5.6
Uplander                 6,809         0  ***.*      52,283           0 ***.*
Venture                    303     5,703  -94.9       6,558      55,375 -88.2
................................................................................
     Avalanche           4,484     5,500  -21.6      48,579      55,542 -12.5
     Silverado-C/K
       Pickup           42,093    62,655  -35.4     522,227     449,904  16.1
Chevrolet Fullsize
  Pickups               46,577    68,155  -34.3     570,806     505,446  12.9
................................................................................
  Chevrolet Total      128,413   157,412  -21.6   1,308,766   1,213,363   7.9
-------------------------------------------------------------------------------
Canyon                   2,012     2,180  -11.3      26,813      15,855  69.1
Envoy                    9,674    14,082  -33.9      82,088      90,773  -9.6
GMC C/T Series              11         6   76.3         141         326 -56.7
GMC W Series               666       496   29.1       4,372       3,528  23.9
Safari (GMC)               164       297  -46.9       3,075       5,764 -46.7
Savana Panel/G Classic   1,446     1,386    0.3      15,105      13,348  13.2
Savana Special/G Cut       323       373  -16.7       9,968      15,305 -34.9
Savana/Rally               151       169  -14.1       1,553       1,677  -7.4
Sierra                  13,062    18,743  -33.0     171,139     137,347  24.6
Sonoma                       1       128  -99.2          64       2,963 -97.8
Topkick 4/5 Series       1,609       449  244.6      11,289       4,126 173.6
Topkick 6/7/8 Series       431       358   15.8       5,442       4,519  20.4
Yukon                    4,708     6,716  -32.6      55,100      58,551  -5.9
Yukon XL                 4,091     5,198  -24.3      39,219      40,890  -4.1
     GMC Total          38,349    50,581  -27.1     425,368     394,972   7.7
-------------------------------------------------------------------------------
HUMMER H1                   35        16  110.3         263         316 -16.8
HUMMER H2                1,560     2,388  -37.2      16,712      17,420  -4.1
HUMMER H3                4,772         0  ***.*      14,236           0 ***.*
   HUMMER Total          6,367     2,404  154.7      31,211      17,736  76.0
-------------------------------------------------------------------------------
Bravada                     20       106  -81.9         287       1,609 -82.2
Silhouette                   5       315  -98.5         130       5,651 -97.7
 Oldsmobile Total           25       421  -94.3         417       7,260 -94.3
-------------------------------------------------------------------------------
Other-Isuzu F Series       142       111   23.0         828         828   0.0
Other-Isuzu H Series         4         0  ***.*          35           0 ***.*
Other-Isuzu N Series     1,105     1,098   -3.2       8,837       8,748   1.0
 Other-Isuzu Total       1,251     1,209   -0.5       9,700       9,576   1.3
-------------------------------------------------------------------------------
Aztek                      296     1,324  -78.5       4,299      15,377 -72.0
Montana                    263     3,447  -92.7       3,207      25,873 -87.6
Montana SV6              3,878         0  ***.*      15,439           0 ***.*
Torrent                    855         0  ***.*         855           0 ***.*
   Pontiac Total         5,292     4,771    6.7      23,800      41,250 -42.3
-------------------------------------------------------------------------------
9-7X                       306         0  ***.*       1,354           0 ***.*
    Saab Total             306         0  ***.*       1,354           0 ***.*
-------------------------------------------------------------------------------
Relay                    1,512         0  ***.*      11,834           0 ***.*
VUE                      9,219     6,371   39.1      63,425      63,496  -0.1
   Saturn Total         10,731     6,371   62.0      75,259      63,496  18.5
-------------------------------------------------------------------------------
     GM Total          204,280   235,989  -16.8   1,998,194   1,864,526   7.2
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     202,574   234,456  -16.9   1,985,316   1,852,646   7.2
-------------------------------------------------------------------------------
GM Import                1,706     1,533    7.0      12,878      11,880   8.4
-------------------------------------------------------------------------------
     GM Total          204,280   235,989  -16.8   1,998,194   1,864,526   7.2
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     198,906   232,377  -17.7   1,955,262   1,832,919   6.7
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*           0           0 ***.*
-------------------------------------------------------------------------------
     GM Total          198,906   232,377  -17.7   1,955,262   1,832,919   6.7
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   August 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                  August               January - August
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    26       25
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              6,975     5,763   16.4      67,491      57,896  16.6
Cadillac Total           6,571     7,057  -10.5      54,828      58,977  -7.0
Chevrolet Total        128,239   157,286  -21.6   1,307,439   1,212,366   7.8
GMC Total               37,790    50,180  -27.6     421,643     392,060   7.5
HUMMER Total             6,367     2,404  154.7      31,211      17,736  76.0
Oldsmobile Total            25       421  -94.3         417       7,260 -94.3
Other-Isuzu Total          278       203   31.7       1,874       1,605  16.8
Pontiac Total            5,292     4,771    6.7      23,800      41,250 -42.3
Saab Total                 306         0  ***.*       1,354           0 ***.*
Saturn Total            10,731     6,371   62.0      75,259      63,496  18.5
    GM North America
      Total*           202,574   234,456  -16.9   1,985,316   1,852,646   7.2
-------------------------------------------------------------------------------
Chevrolet Total            174       126   32.8       1,327         997  33.1
GMC Total                  559       401   34.0       3,725       2,912  27.9
Other-Isuzu Total          973     1,006   -7.0       7,826       7,971  -1.8
    GM Import Total      1,706     1,533    7.0      12,878      11,880   8.4
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              6,975     5,763   16.4      67,491      57,896  16.6
Cadillac Total           6,571     7,057  -10.5      54,828      58,977  -7.0
Chevrolet Total        127,007   156,318  -21.9   1,296,778   1,203,831  7.7
GMC Total               35,632    49,272  -30.5     404,124     382,473   5.7
HUMMER Total             6,367     2,404  154.7      31,211      17,736  76.0
Oldsmobile Total            25       421  -94.3         417       7,260 -94.3
Pontiac Total            5,292     4,771    6.7      23,800      41,250 -42.3
Saab Total                 306         0  ***.*       1,354           0 ***.*
Saturn Total            10,731     6,371   62.0      75,259      63,496  18.5
    GM North America
      Total*           198,906   232,377  -17.7   1,955,262   1,832,919   6.7
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              6,975     5,763   16.4      67,491      57,896  16.6
Cadillac Total           6,571     7,057  -10.5      54,828      58,977  -7.0
Chevrolet Total        127,007   156,318  -21.9   1,296,778   1,203,831  7.7
GMC Total               35,632    49,272  -30.5     404,124     382,473   5.7
HUMMER Total             6,367     2,404  154.7      31,211      17,736  76.0
Oldsmobile Total            25       421  -94.3         417       7,260 -94.3
Pontiac Total            5,292     4,771    6.7      23,800      41,250 -42.3
Saab Total                 306         0  ***.*       1,354           0 ***.*
Saturn Total            10,731     6,371   62.0      75,259      63,496  18.5
    GM Total           198,906   232,377  -17.7   1,955,262   1,832,919   6.7
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                       GM Production Schedule - 09/01/05



                        GMNA                                            Memo: Joint  Ventures
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------    ----  ---------   ---- -----
-------------  ------------------- ------   -------   -----     ------
2005 Q3 #       418   712   1,130     412       209     419      2,170    15    48     350
O/(U) prior
forecast:@       13    17      30       0         2     (11)        21     0     0      (6)
-------------  ------------------- ------   -------   -----     ------

2005 Q4 #       473   827   1,300     471       197     447      2,415    14    69     389
O/(U) prior
forecast:@        0     0       0       0         0       0          0     0     0       0
------------  ------------------- ------   -------   -----     ------
===================================================================================================


                        GMNA                                            Memo: Joint  Ventures
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------    ----  ---------   ---- -----

   2001
1st Qtr.        580   634   1,214     538       138      51      1,941    18     9      NA
2nd Qtr.        638   726   1,364     491       165      64      2,084    13    16      NA
3rd Qtr.        574   664   1,238     373       146      74      1,832    11    15      NA
4th Qtr.        573   721   1,294     441       127      67      1,929     9    16      NA
              ----- -----   -----   -----       ---     ---      -----    --    --
    CY        2,365 2,745   5,110   1,842       575     256      7,786    51    56      NA

   2002
1st Qtr.        600   753   1,353     456       131      65      2,005    11    11      NA
2nd Qtr.        688   865   1,553     453       141      74      2,221    15    17      NA
3rd Qtr.        568   740   1,308     408       132      87      1,935    19    20      NA
4th Qtr.        602   824   1,426     453       157      81      2,117    14    25      NA
              ----- -----   -----   -----       ---     ---      -----    --    --
    CY        2,458 3,182   5,640   1,770       561     307      8,278    59    73      NA

   2003
1st Qtr.        591   860   1,451     491       127      77      2,146    19    24      NA
2nd Qtr.        543   837   1,380     488       128      90      2,086    19    24      NA
3rd Qtr.        492   753   1,245     393       135     120      1,893    20    17      NA
4th Qtr.        558   827   1,385     446       157     133      2,121    16    20      NA
              ----- -----   -----   -----       ---     ---      -----    --    --
    CY        2,184 3,277   5,461   1,818       547     420      8,246    74    85      NA

   2004
1st Qtr.        525   820   1,345     473       159     296      2,273    19    19     247
2nd Qtr.        543   846   1,389     503       172     337      2,401    18    48     284
3rd Qtr.        463   746   1,209     411       185     314      2,119    16    43     261
4th Qtr.        466   811   1,277     442       200     386      2,305    17    47     324
              ----- -----   -----   -----       ---   -----      -----    --   ---   -----
    CY        1,997 3,223   5,220   1,829       716   1,333      9,098    70   158   1,116

   2005
1st Qtr.        470   713   1,183     502       185     335      2,205    16    51     287
2nd Qtr.        458   789   1,247     501       195     398      2,341    17    49     337
3rd Qtr. #      418   712   1,130     412       209     419      2,170    15    48     350
4th Qtr. #      473   827   1,300     471       197     447      2,415    14    69     389
              ----- -----   -----   -----       ---   -----      -----    --   ---   -----
   CY #       1,819 3,041   4,860   1,886       786   1,599      9,131    62   217   1,363
------------  -------------------   -----       ---   -----      -----


See notes next page.

@  Numbers may vary due to rounding
#  Denotes estimate

1 GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
2  GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
3 GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
4 GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004
5 International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                         (Registrant)


Date:  September 1, 2005             By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)